MANAGED PORTFOLIO SERIES

Corporate America CU Short Duration Fund

(the “Fund”)

Supplement dated April 4, 2013 to:

Prospectus for the Fund
dated March 27, 2012.

Effective immediately, the following changes have been made to the Fund’s Prospectus:

Fund Summary - Management, page 4

The Portfolio Manager paragraph of this section is restated as follows:

Portfolio Managers
Dave Filby and Shirley Senn, Portfolio Managers of the Adviser, are responsible for the day-to-day management of the Fund.  Mr. Filby has managed the Fund since April 2013 and Ms. Senn has managed the Fund since July 2012.

Additional Fund Information - Management of the Fund, page 9

The Portfolio Manager section is restated as follows:

Portfolio Managers

The portfolio managers set forth below are jointly and primarily responsible for the day-to-day management of the Fund.

Dave Filby, CFA
Dave Filby has been a portfolio manager with the Adviser and has managed the Fund since April 2013.  Since January 2013, Mr. Filby has also been employed by Corporate America Credit Union (“CACU”) as the Vice President of Investments, responsible for the management of CACU’s multi-billion dollar investment portfolio.  Prior to joining CACU, Mr. Filby spent twelve years with U.S. Central Credit Union where he provided investment management and treasury services in various capacities, which included serving as a Portfolio Manager from 2000 to 2010 and as the Director of Asset/Liability Management from 2010 to 2012.  Mr. Filby earned his B.S. in Business Administration from the University of Missouri-Columbia and is a Chartered Financial Analyst.

Shirley Senn
Shirley Senn has been a portfolio manager with the Adviser since 2011 and has managed the Fund since July 2012.  Since 2012, Ms. Senn has also been employed by CACU as a Senior Asset Liability Management Specialist and on an interim basis, as Acting Investment Officer from April 2012 through January 2013.  Ms. Senn continues to support the management of CACU’s multi-billion dollar investment portfolio as needed.  From 2009 to 2011, Ms. Senn was a Vice President at FIMAC, LLC, a risk management/analytic services provider.  Ms. Senn’s other prior experience includes more than fifteen years working for other corporate credit unions in various capacities, including a total of approximately seven years managing the multi-billion dollar investment portfolios of those corporate credit unions (Southeast Corporate Federal Credit Union (2001 to 2009) and Volunteer Corporate Credit Union (1993 to 2001)). Ms. Senn earned her B.S. in Agricultural Finance and Economics from New Mexico State University.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of Fund shares.

Thank you for your investment. If you have any questions, please call the Fund toll-free at 1-888-621-9258.

This supplement should be retained with your Prospectus for future reference.

MANAGED PORTFOLIO SERIES

Corporate America CU Short Duration Fund

(the “Fund”)

Supplement dated April 4, 2013 to:

Statement of Additional Information for the Fund
dated March 27, 2012.

Effective immediately, the following changes have been made to the Fund’s Statement of Additional Information:

Management of the Fund - Portfolio Manager, page 20

The Portfolio Manager section is restated as follows:

Portfolio Managers

As of December 31, 2012, Ms. Shirley Senn was a Portfolio Manager of the Fund, the following provides information regarding other accounts managed by Ms. Senn:

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Dave Filby	0	$0	0	$0	0	$0
Shirley Senn	0	$0	0	$0	2	$2,279

In April 2013, Mr. Filby became a Portfolio Manager of the Fund.  The following provides updated information regarding other accounts managed by Mr. Dave Filby and Ms. Shirley Senn (each a “Portfolio Manager” and collectively, “the Portfolio Managers”) as of February 28, 2013:

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Dave Filby	0	$0	0	$0	1	$2,444.5
Shirley Senn	0	$0	0	$0	1	$8.9

The investment advisory fee charged to each “other account” reflected above is not based on the performance of such account.

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another.  Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

The Adviser or affiliates of the Adviser compensate the Portfolio Managers for their management of the Fund.  Each Portfolio Manager receives a fixed cash salary and may receive a variable discretionary bonus.  Each Portfolio Manager’s salary and bonus is determined by the Board of Directors of the Adviser and/or Corporate America Credit Union, an affiliate of the Adviser, after considering appropriate industry standards.  The Portfolio Managers’ salary and bonus are not based on the performance of the Fund or its overall net assets.

The following indicates the dollar range of beneficial ownership of Fund shares by each of the Fund’s Portfolio Managers as of December 31, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
Dave Filby	None
Shirley Senn	None

Thank you for your investment. If you have any questions, please call the Fund toll-free at 1-888-621-9258.

This supplement should be retained with your Statement of Additional Information for future reference.